File No. 333- 215163

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 19, 2016

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.   [   ]

Post-Effective Amendment No.  [   ]

JNL Variable Fund LLC
(Exact Name of Registrant as Specified in Charter)

(517) 381-5500
(Registrant’s Area Code and Telephone Number)

225 West Wacker Drive
Suite 1200
Chicago, Illinois 60606
(Address of Principal Executive Offices and Mailing Address)

With copies to:

SUSAN S. RHEE, ESQ. JNL Variable Fund LLC Vice President, Counsel & Secretary 1 Corporate Way Lansing, Michigan 48951	PAULITA PIKE, ESQ. Ropes & Gray LLP 191 North Wacker Drive Chicago, Illinois 60606

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on January 26, 2017, pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Class A and Class B shares of beneficial interest in the series of the registrant designated as the JNL/Mellon Capital JNL 5 Fund.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 333-68105 and 811-09121).

JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

January 26, 2017

Dear Contract Owner:

Enclosed is a notice of a Special Meeting of Members of the JNL/Mellon Capital S&P® 24 Fund (the “JNL 24 Fund” or the “Acquired Fund”), a series of JNL Variable Fund LLC (the “VF LLC”).  The Special Meeting of Members of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, on March 20, 2017, at 9:30 a.m. Eastern Time (the “Meeting”).  At the Meeting, the members of the Acquired Fund will be asked to approve the proposal described below.

The VF LLC’s Board of Managers (the “Board”) called the Meeting to request member approval of the reorganization (the “Reorganization”) of the Acquired Fund into the JNL/Mellon Capital JNL 5 Fund (the “Acquiring Fund”), also a series of the VF LLC.

The Board has approved this proposal.

Both the Acquired Fund and the Acquiring Fund are managed by Jackson National Asset Management, LLC (“JNAM”), and each is sub-advised by an investment sub-adviser.  If the Reorganization is approved and implemented, each person that invests indirectly in the Acquired Fund will automatically become an investor indirectly in the Acquiring Fund.

Pending member approval, effective as of the close of business on April 21, 2017, or on such later date as may be deemed necessary in the judgment of the Board in accordance with the Plan of Reorganization (the “Closing Date”), you will invest indirectly in shares of the Acquiring Fund in an amount equal to the dollar value of your interest in the Acquired Fund on the Closing Date. No sales charge, redemption fees, or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before the Reorganization, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract.

You may wish to take actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions (the “Divisions”) of the separate account. You may execute certain changes prior to the Reorganization, in addition to participating in the Reorganization with regard to the Acquiring Fund , such as allocating your premium payments to other Divisions .

All actions with regard to the Acquired Fund need to be completed by the Closing Date.  In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division.  The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep, and Rebalancing Programs (together, the “Programs”).  In addition to the Acquiring Fund Division, there are other Divisions investing in mutual funds that seek total return through capital appreciation.  If you want to transfer all or a portion of your Contract Value out of the Acquired Fund Division prior to the Reorganization, you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, if you want to transfer all or a portion of your Contract Value out of the Acquiring Fund Division after the Reorganization, you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge.  You will be provided with an additional notification of this free-transfer policy on or about April 24, 2017.

If you want to change your allocation instructions as to your future premium payments or the Programs or if you require summary descriptions of the other underlying funds and Divisions available under your contract or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

For Jackson variable universal life policies:

Jackson® Service Center
P.O. Box 30502
Lansing, Michigan 48909-8002
1-800-644-4565
www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Service Center
P.O. Box 30313
Lansing, Michigan 48909-7813
1-800-599-5651
www.jackson.com

An owner of a variable annuity contract or certificate that participates in the Acquired Fund through the Divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on January 20, 2017.  The attached Notice of Special Meeting of Members and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting.  Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your right to vote your shares by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions.  Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even if you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone, or the Internet, or appearing and voting in person at the Meeting.  Please respond promptly in order to save additional costs of proxy solicitation and to make sure you are represented.

Very truly yours,

Mark D. Nerud
Manager , President, and Chief Executive Officer
JNL Variable Fund LLC

JNL VARIABLE FUND LLC

JNL/Mellon Capital S&P® 24 Fund

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

NOTICE OF SPECIAL MEETING OF MEMBERS
TO BE HELD ON MARCH 20, 2017

To the Members:

NOTICE IS HEREBY GIVEN that a Special Meeting of Members of the JNL/Mellon Capital S&P® 24 Fund (the “JNL 24 Fund” or the “Acquired Fund”), a series of the JNL Variable Fund LLC (the “VF LLC”) will be held on March 20, 2017, at 9:30 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”).

The Meeting will be held to act on the following agenda items:

1.
To approve the Plan of Reorganization, adopted by the VF LLC’s Board of Managers (the “Board”), which provides for the reorganization of the JNL 24 Fund into the JNL/Mellon Capital JNL 5 Fund, also a series of the VF LLC.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the “Contract Owners”) issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company (“Separate Account”) will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above agenda items.

You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card.  The record date for determining the number of shares outstanding, the members entitled to vote, and the Contract Owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on January 20, 2017.  If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY.

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in the enclosed postage-paid envelope.  You also can vote or provide voting instructions through the Internet or by telephone using the 12-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone, or the Internet, or appearing and voting in person at the Meeting. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.  The Board recommends that you vote or provide voting instructions to vote FOR the proposal.

By order of the Board,

Mark D. Nerud
Manager , President, and Chief Executive Officer

January 26, 2017
Lansing, Michigan

JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

CONTRACT OWNER VOTING INSTRUCTIONS
REGARDING A SPECIAL MEETING OF MEMBERS OF

JNL/MELLON CAPITAL S&P® 24 FUND
A SERIES OF THE JNL VARIABLE FUND LLC

TO BE HELD ON MARCH 20, 2017

DATED:  JANUARY 26, 2017

GENERAL

These Contract Owner voting instructions are being furnished by Jackson National Life Insurance Company (“Jackson National”), or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and, together, the “Insurance Companies”), to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) who, as of January 20, 2017 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (the “Separate Accounts”) that are invested in shares of the JNL/Mellon Capital S&P® 24 Fund (the “JNL 24 Fund” or “Acquired Fund”), a series of JNL Variable Fund LLC (the “VF LLC”).

The VF LLC is organized as a Delaware limited liability company and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Under Delaware law and the Amended and Restated Operating Agreement, the management of the business and affairs of the VF LLC is the responsibility of the Board of Managers of the VF LLC.

Each Insurance Company is required to offer Contract Owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of Members of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”).  The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the Proposal involving the Acquired Fund and a series of the VF LLC that a Contract Owner should know before completing the enclosed voting instruction card.

These Contract Owner voting instructions and the accompanying voting instruction card are being mailed to Contract Owners on or about February 6 , 2017.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract Owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s) and sign, date, and mail the voting instruction card(s) in the accompanying postage-paid envelope.  Contract Owners also may provide voting instructions by phone at 1-866-256-0779 or by Internet at our website at www.proxypush.com /JNL .

If a voting instruction card is not marked to indicate voting instructions but is signed, dated, and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund.  At any time prior to an Insurance Company’s voting at the Meeting, a Contract Owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.
i

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions.  Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from a Contract Owner, or that are attributable to amounts retained by an Insurance Company or its affiliate as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners (other than the Insurance Company) have provided voting instructions to the Insurance Company. Similarly, the Insurance Companies and their affiliates will vote their own shares and will vote shares of the regulated investment companies (also known as "RICs") that are held by the Fund of Funds whose shares are held by a Separate Account in the same proportion as voting instructions timely given by Contract Owners for those respective regulated investment companies. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposal. Please see "Additional Information about the Acquiring Fund –Tax Status" below for further information regarding regulated investment companies.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the Proposal, to be acted on at the Meeting.  If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion.  Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of the VF LLC.  The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet, or other permissible means.

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of the Proposal to receive sufficient votes for approval.  No member vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

It is important that your Contract be represented.  Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date, and mail the voting instruction card in the accompanying postage-paid envelope.  You may also provide your voting instructions by telephone at 1-866-256-0779 or by Internet at our website at www.proxypush.com /JNL .
ii

PROXY STATEMENT

for

JNL/Mellon Capital S&P® 24 Fund, a series of JNL Variable Fund LLC

and

PROSPECTUS

for

JNL/Mellon Capital JNL 5 Fund, a series of JNL Variable Fund LLC

Dated
January 26, 2017

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 20, 2017, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/Mellon Capital S&P® 24 Fund (the “JNL 24 Fund” or the “Acquired Fund”), a series of JNL Variable Fund LLC (the “VF LLC”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). The purpose of this Proxy Statement/Prospectus is for members of the JNL 24 Fund to vote on a Plan of Reorganization, adopted by the VF LLC’s Board of Managers (the “Board”), which provides for the reorganization of the JNL 24 Fund into the JNL/Mellon Capital JNL 5 Fund (the “JNL 5 Fund” or the “Acquiring Fund”), also a series of the VF LLC.

This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other members that were invested in the Acquired Fund as of January 20, 2017.  Contract Owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of proxies to be used at the Special Meeting of Members of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on March 20, 2017, at 9:30 a.m., Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal	Members Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the VF LLC’s Board of Managers, which provides for the reorganization of the JNL 24 Fund into the JNL 5 Fund, also a series of the VF LLC.	Members of the JNL 24 Fund

The reorganization referred to in the above proposal is referred to herein as the “Reorganization.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions.  Additional information about the VF LLC has been filed with the SEC and is available upon oral or written request without charge.  This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract Owners on or about January 26, 2017.  It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by the VF LLC.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.
The Prospectus and Statement of Additional Information of the VF LLC, each dated April 25, 2016, as supplemented, with respect to the JNL 24 Fund and the JNL 5 Fund (File Nos. 333-68105 and 811-09121);

2.	The Annual Report to Members of the VF LLC with respect to the JNL 24 Fund and the JNL 5 Fund for the fiscal year ended December 31, 2015 (File Nos. 333-68105 and 811-09121);
3.	The Semi-Annual Report to Members of the VF LLC with respect to the JNL 24 Fund and the JNL 5 Fund for the period ended June 30, 2016 (File Nos. 333-68105 and 811-09121);
4.	The Statement of Additional Information dated January 26, 2017, relating to the Reorganization (File No. 333- 215163 ).
For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Contract Owners can learn more about the Acquired Fund and the Acquiring Fund in the VF LLC’s Annual and Semi-Annual Reports listed above, which have been furnished to Contract Owners.  Contract Owners may request another copy thereof, without charge, by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Variable Fund LLC Service Center, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

The VF LLC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, it must file certain reports and other information with the SEC.  You can copy and review proxy material, reports and other information about the VF LLC at the SEC’s Public Reference Room in Washington, DC.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Proxy material, reports and other information about the VF LLC are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

The proposed Reorganization is as follows:

Proposal	Members Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the VF LLC’s Board of Managers, which provides for the reorganization of the JNL 24 Fund into the JNL 5 Fund, a series of the VF LLC.	Members of the JNL 24 Fund

This Proxy Statement/Prospectus is soliciting members with amounts invested in the Acquired Fund as of January 20, 2017, to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”)

The Acquired Fund’s shares are divided into two classes, designated Class A and Class B shares (“Acquired Fund Shares”).  The Acquiring Fund’s shares also are divided into two classes, designated Class A and Class B shares (“Acquiring Fund Shares”).

The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

•	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	the distribution to the members (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and

•	the complete termination of the Acquired Fund.

A comparison of the investment objective(s), principal investment policies and strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in “Comparison of Investment Objectives, Principal Policies and Strategies” and “Comparison of Principal Risk Factors” below.  The Funds have identical distribution procedures, purchase procedures, exchange rights, and redemption procedures, which are discussed in “Additional Information about the Acquiring Fund” below.  Each Fund offers its shares to Separate Accounts and certain other eligible investors.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on April 21, 2017, or on such later date as may be deemed necessary in the judgment of the VF LLC’s Board of Managers (the “Board”) in accordance with the Plan of Reorganization (the “Closing Date”).  As a result of the Reorganization, a member invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund.  Such member would hold, immediately after the Closing Date, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund Shares that were held by the member as of the Closing Date.  Similarly, each Contract Owner whose Contract values are invested indirectly in shares of the Acquired Fund would become indirectly invested in shares of the Acquiring Fund.  The Contract value of each such Contract Owner would be invested indirectly, immediately after the Closing Date, in shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Acquired Fund shares in which the Contract Owner invested indirectly as of the Closing Date.  It is expected that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization.  Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The Board unanimously approved the Plan of Reorganization with respect to the JNL 24 Fund.  Accordingly, the Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s members.  In considering whether to approve the proposal (“Proposal”), you should review the Proposal for the Acquired Fund in which you were invested on the Record Date (as defined under “Voting Information”).  In addition, you should review the information in this Proxy Statement/Prospectus that relates to the

Proposal and the Plan of Reorganization generally.  The Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL:  APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE JNL 24 FUND INTO THE JNL 5 FUND.

This Proposal requests the approval of JNL 24 Fund members of the Plan of Reorganization pursuant to which the JNL 24 Fund will be reorganized into the JNL 5 Fund.

In considering whether you should approve this Proposal, you should note that:

•
The Funds have  comparable investment objectives.  The JNL 24 Fund seeks total return through capital appreciation, while the JNL 5 Fund seeks total return through capital appreciation and dividend income.

•
Although the Funds have comparable investment objectives, the Funds employ different principal investment strategies in seeking to achieve those objectives.  The JNL 24 Fund invests approximately equal amounts in the common stocks of three companies from each of the eight largest economic sectors of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).  The companies are selected once a year based on pre-defined criteria.  On the other hand, the JNL 5 Fund invests in the common stocks of companies that are identified by a model based on five separate specialized strategies.  The models employed by the JNL 5 Fund are: the Dow 10 Strategy, which invests in the common stock of the ten companies included in the Dow Jones Industrial Average (“DJIA”) which have the highest indicated annual dividend yields; the S&P 10 Strategy, which invests in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the S&P 500® Index; the Global 15 Strategy, which invests in the common stocks of certain dividend-paying companies which are components of the DJIA, the Financial Times Ordinary Index, and the Hang Seng Index; the 25 Strategy, which invests in the common stocks of 25 dividend-paying companies selected from a subset of the stocks listed on the New York Stock Exchange (“NYSE”); and the Select Small-Cap Strategy, which invests in a portfolio of common stocks of 100 small capitalization companies selected from a pre-screened subset of the common stocks listed on the NYSE or The Nasdaq Stock Market. Each Fund mainly invests in developed equity securities and relies on its sub-adviser to identify and evaluate companies that represent the best potential investments.  For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives, Principal Policies and Strategies” below.

•
The Funds also have substantially similar risk profiles.  Each Fund’s principal risks include equity securities risk, foreign regulatory risk, limited management, trading cost and rebalance risk, market risk, and non-diversification risk.  The JNL 5 Fund, however, also is subject to foreign securities risk and small-capitalization investing risk, while these generally are not principal risks of the JNL 24 Fund.  For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

•
Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) serves as the investment adviser and administrator for each of the Funds and would continue to manage and administer the JNL 5 Fund after the Reorganization.  JNAM has received an exemptive order from the SEC that generally permits JNAM, with approval from the VF LLC’s Board of Managers, to appoint, dismiss, and replace each Fund’s unaffiliated sub-adviser(s) and to amend the advisory agreements between JNAM and the unaffiliated sub-advisers without obtaining member approval.  However, any amendment to an advisory agreement between JNAM and the VF LLC that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to members for approval.  JNAM has appointed Mellon Capital Management Corporation (“Mellon Capital”) to manage the assets of the JNL 24 Fund. JNAM has also appointed Mellon Capital to manage the assets of the JNL 5 Fund.  It is anticipated that Mellon Capital will continue to sub-advise the JNL 5 Fund after the Reorganization.  For a detailed description of the Adviser and the JNL 5 Fund’s sub-adviser, please see “Additional Information about the Acquiring Fund - The Adviser” and “Additional Information about the Acquiring Fund - The Sub-Adviser” below.

•
The JNL 24 Fund and JNL 5 Fund had net assets of approximately $583.5 million and $3,173.9 million, respectively, as of June 30, 2016.  Thus, if the Reorganization had been in effect on that date, the combined Fund would have had net assets of approximately $3,757.4 million.

•
Class A members of the JNL 24 Fund will receive Class A shares of the JNL 5 Fund, and Class B members of the JNL 24 Fund will receive Class B shares of the JNL 5 Fund, pursuant to the Reorganization.  Members will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional

Information about the Reorganization” and “Additional Information about the Acquiring Fund” below for more information.

•
It is estimated that the management fees and the total annual fund operating expense ratios for the JNL 5 Fund’s Class A and Class B shares, following the Reorganization, will be lower than those of the JNL 24 Fund’s Class A and Class B shares, respectively.  For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

•
Both Funds are subject to the same management fee schedule with a maximum management fee equal to an annual rate of 0.34% of average daily net assets.  However, the JNL 5 Fund paid a lower management fee as a percentage of average daily net assets for the year ended December 31, 2015, than the JNL 24 Fund because the JNL 5 Fund had greater net assets. In addition, both Funds pay an administrative fee to JNAM as administrator to the Fund at the rate of 0.15% of the Fund’s average daily net assets.  For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

•
Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the JNL 5 Fund.  It is not expected that the JNL 5 Fund will revise any of its investment policies following the Reorganization to reflect those of the JNL 24 Fund.  JNAM has reviewed each Fund’s current portfolio holdings and determined that although some of the JNL 24 Fund’s holdings are consistent with the investment strategies of the JNL 5 Fund, many of the JNL 24 Fund’s current holdings do not meet the JNL 5 Fund’s investment screens.  It is currently anticipated that roughly 95% of the JNL 24 Fund’s holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the JNL 5 Fund’s investment screens. Although any sale of portfolio investments in connection with the Reorganization will be conducted in an orderly manner, the need for the Fund to sell such investments may result in its selling securities at a disadvantageous time and price and could result in the Fund’s realizing gains or losses (which could be significant) that otherwise would not have been realized and incurring transaction costs (which also could be significant) that otherwise would not have been incurred.

•
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986, as amended (the “Code”) of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with this Reorganization. The Reorganization is expected to be a tax-free reorganization under Section 368(a)(1) of the Code for the Funds and is not expected to result in any material adverse federal income tax consequences to members of the JNL 24 Fund . Each Fund will bear its proportionate share of the transaction expenses based on the relative net asset value of each Fund at the time of the Reorganization, which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”), associated with the Reorganization.  Such Transaction Costs are estimated to be $ 52,788 attributed to the JNL 24 Fund and $98,550 attributed to the JNL 5 Fund .  Please see “Additional Information about the Reorganization” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of Class A and Class B shares of the Acquiring Fund after giving effect to the proposed Reorganization.  Fees and expenses for each Fund are based on those incurred for the fiscal year ended December 31, 201 6 .  The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 201 6 .  The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses.  See a Contract prospectus for a description of those fees and expenses.

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	JNL 24 Fund		JNL 5 Fund		Pro Forma JNL 5 Fund (assuming expected operating expenses if the Reorganization is approved)
	Class A	Class B	Class A	Class B	Class A	Class B
Management Fee	0.29%	0.29%	0.27%	0.27%	0.27%	0.27%
Distribution and/or Service Fees (12b-1 fees)	0.20%	0.00%	0.20%	0.00%	0.20%	0.00%
Other Expenses[1]	0.18%	0.18%	0.17%	0.17%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.67%	0.47%	0.64%	0.44%	0.63%	0.43%
       1  “Other Expenses” includes an Administrative Fee of 0.15% payable to JNAM.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:

●	You invest $10,000 in a Fund for the time periods indicated;
●	Your investment has a 5% annual return;
●	The Fund’s operating expenses remain the same as they were as of December 31, 201 6 ; and
●	You redeem your investment at the end of each time period.

●	Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
JNL 24 Fund
Class A	$68	$214	$373	$835
Class B	$48	$151	$263	$591
JNL 5 Fund
Class A	$65	$205	$357	$798
Class B	$45	$141	$246	$555
Pro Forma JNL 5 Fund (assuming expected operating expenses if the Reorganization is approved)
Class A	$64	$202	$351	$786
Class B	$44	$138	$241	$542

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  For the fiscal year ended December 31, 2015, the portfolio turnover rates for the JNL 24 Fund and JNL 5 Fund were 126% and 74%, respectively, of the average value of each Fund.  Additionally, for the six-month period ended June 30, 2016, the portfolio turnover rates for the JNL 24 Fund and the JNL 5 Fund were 105% and 75%, respectively, of the average value of each Fund.

Comparison of Investment Adviser and Sub-Adviser

The following table compares the investment adviser and sub-adviser of the JNL 24 Fund with those of the JNL 5 Fund.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL 24 Fund
Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Mellon Capital Management Corporation	Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser Mellon Capital Management Corporation

Comparison of Investment Objectives, Principal Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the JNL 5 Fund with those of the JNL 24 Fund.  The Board of Managers may change the investment objective of a Fund without a vote of the Fund’s members.  For more detailed information about each Fund’s investment strategies and risks, see Appendix B.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL 24 Fund
Investment Objective The investment objective of the JNL 5 Fund is total return through capital appreciation and dividend income.	Investment Objective The investment objective of the JNL 24 Fund is total return through capital appreciation.
Principal Investment Strategies

The JNL 5 Fund seeks to achieve its objective by investing in the stocks of companies that are identified by a model based on 5 different specialized strategies:
• 20% in the DowSM 10 Strategy, a dividend yielding strategy;
• 20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
• 20% in the Global 15 Strategy, a dividend yielding strategy;
• 20% in the 25 Strategy, a dividend yielding strategy; and
• 20% in the Select Small-Cap Strategy, a small capitalization strategy.

Principal Investment Strategies

The JNL 24 Fund seeks to achieve its objective by investing approximately equal amounts in the stocks of companies that have the potential for capital appreciation.  To select the stocks for the JNL 24 Fund, the Sub-Adviser selects a portfolio of stocks of the 24 companies selected from a subset of stocks included in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”). The 24 companies are selected on each “Stock Selection Date.”

The securities for each strategy are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1 of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.  The JNL 5 Fund expects to invest in the securities determined by each of the strategies following the above specified percentage allocation.

The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment.  The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

No corresponding investment strategy.	The 24 companies are selected only once annually on each Stock Selection Date using the following steps: • The Sub-Adviser ranks all of the S&P economic sectors in the S&P 500® Index by

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL 24 Fund

market capitalization. The eight largest sectors are selected;
•     The Sub-Adviser ranks the stocks in each of those eight sectors among their peers based on three distinct factors:
o     Factor 1:  Highest return on assets.  Stocks with high return on assets achieve better rankings.
o     Factor 2:  Highest buyback yield. Buyback yield measures the percentage decrease in shares of common stock outstanding versus one year earlier.  Those stocks with greater percentage decreases receive better rankings.
o     Factor 3:  Highest bullish interest indicator.  The bullish interest indicator, compares the number of shares traded in months in which the stock price rose to the number of shares traded in months which the stock price declined as a percentage of total shares traded over the past twelve months.  Those stocks with a high bullish interest indicator achieve better rankings;
•     The Sub-Adviser selects the three companies from each of the eight sectors with the highest combined ranking on these three factors for JNL 24 Fund.  In the event of a tie within a sector, the stock with the higher market capitalization is selected;
•     The Sub-Adviser then selects an approximately equal-weighted portfolio of the 24 companies. The manager will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple shares classes of the same company; and
•     The Sub-Adviser reviews the liquidity profiles of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity in each sector.

Between the January 1st Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of stocks of the five specialized strategies in approximately the same proportion that such stocks are then held in the Fund (determined based on market value).

Between the Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of stocks of the 24 selected companies in approximately the same proportion that such stocks are then held in the Fund (determined based on market value).

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 5% of the Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities

Same.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL 24 Fund
(“Securities Related Companies”). If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.
Certain provisions of the 1940 Act and the Internal Revenue Code may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated to a security due to these limitations will instead be allocated among the remaining portfolio securities.

Same.
The Dow 10 Strategy

The Dow 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the stock of the ten companies included in the Dow Jones Industrial Average (“DJIA”) which have the highest indicated annual dividend yields.  The ten companies are selected only once annually on each Stock Selection Date. The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Strategy and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

The Dow 10 Strategy invests in the common stock of ten companies included in the DJIA.  The ten companies are chosen on each Stock Selection Date as follows:
•     The Sub-Adviser determines the dividend yield on each common stock in the DJIA on the Stock Selection Date; and
•     The Sub-Adviser allocates approximately equal amounts of the Dow 10 Strategy to the ten companies in the DJIA that have the highest dividend yield; and
•     The Sub-Adviser reviews the liquidity profiles of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

No corresponding investment strategy.
The S&P® 10 Strategy

The S&P 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the stocks of ten companies selected from a pre-screened subset of the stocks listed in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).
No corresponding investment strategy.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL 24 Fund

The S&P 10 Strategy is determined as follows:
•    The Sub-Adviser ranks the companies in the S&P 500® Index by market capitalization;
•    The Sub-Adviser selects half of the companies in the S&P 500® Index with the largest market capitalization;
•    From the selected companies, the Sub-Adviser selects the half with the lowest price to sales ratio;
•    From the selected companies, the Sub-Adviser selects the ten stocks with the greatest one-year price appreciation;
•    The Sub-Adviser allocates approximately equal amounts of the S&P 10 Strategy to the selected ten companies; and
•    The Sub-Adviser reviews the liquidity profiles of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

The Global 15 Strategy

The Global 15 Strategy seeks to achieve its objective by investing in the stocks of certain companies which are components of the Dow Jones Industrial Average (“DJIA”), the Financial Times Ordinary Index (“FT30 Index”) and the Hang Seng Index.  The Global 15 Strategy consists of stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest dividend yields in their respective index.  The fifteen companies are selected only once annually on each Stock Selection Date. The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Strategy and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.  The fifteen companies are chosen on each Stock Selection Date as follows:
•    The Sub-Adviser determines the dividend yield on each stock in the DJIA, the FT30 Index and the Hang Seng Index;
•    The Sub-Adviser determines the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index that have the highest dividend yield in the respective index;
•    Out of those companies, the Sub-Adviser allocates approximately equal amounts of the Global 15 Strategy to the stocks of the 5 companies in each index with the lowest price
No corresponding investment strategy.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL 24 Fund
per share; and
•    The Sub-Adviser reviews the liquidity profiles of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity in each index.

The 25 Strategy

The 25 Strategy seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The 25 companies are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Strategy and for dividend reinvestment.  The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

Companies which, as of the Stock Selection Date, will be removed from the NYSE will be removed from the universe of securities from which the 25 Strategy stocks are selected.

The 25 companies are selected through the following five-step process on each Stock Selection Date:
•    The Sub-Adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships, limited liability companies, other companies that share similar tax structures and treatments, or any stock included in the Dow Jones Industrial Average);
•    Those common stocks are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization stocks;
•    Those 400 common stocks are then ranked, in terms of dividend yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding stocks;
•    From the remaining 75 stocks, the Sub-Adviser eliminates the 50 highest dividend-yielding stocks and selects the remaining 25 companies;
•    The Sub-Adviser allocates approximately equal amounts of the 25 Strategy to the 25 companies selected for the portfolio; and
•    The Sub-Adviser reviews the liquidity profiles of the companies selected, and, when deemed appropriate, will remove the illiquid securities
No corresponding investment strategy.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL 24 Fund
that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the 25 selected companies in approximately the same proportion that such stocks are then held in the 25 Strategy (determined based on market value).

The Select Small-Cap Strategy

Under normal circumstances, the Select Small-Cap Strategy seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 100 small capitalization (“small cap”) companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange (“NYSE”) or The Nasdaq Stock Market (“Nasdaq”) on each Stock Selection Date.  The population of securities from which the Strategy’s stocks are selected is limited to stocks within a specific market capitalization range.  The Sub-Adviser will adjust these requirements on each Stock Selection Date based on the total return of the Russell 2000 benchmark for the applicable period.

Companies which, as of the Stock Selection Date, will be removed from the NYSE and the Nasdaq Stock Market will also be removed from the universe of securities from which the Select-Small-Cap Strategy stocks are selected.

The Select Small-Cap Strategy consists of a portfolio of 100 companies selected through the following process on each Stock Selection Date:
•    The Sub-Adviser selects all U.S. traded common stocks which trade on the NYSE or Nasdaq (excluding American Depository Receipts, mineral and oil royalty trusts, limited partnerships, limited liability companies, or other companies that share similar tax structures and treatments);
•    From those companies, the Sub-Adviser then selects only those companies which have a market capitalization within the applicable range;
•    From the remaining companies, the Sub-Adviser selects only the stocks of companies with positive three-year sales growth;
•    Next, from the remaining companies, the Sub-Adviser selects only the stocks of companies whose most recent annual earnings are positive;
•    The Sub-Adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;
No corresponding investment strategy.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL 24 Fund
•    From the remaining list, the Sub-Adviser selects the 100 companies with the greatest price appreciation in the last 12 months (highest to lowest);
•    The Select Small-Cap Fund purchases the selected 100 companies, allocating its assets among them in proportion to the relative market capitalization of each company; and
•    The Sub-Adviser reviews the liquidity profiles of the companies selected, and, when deemed appropriate, will removed the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

The Sub-Adviser will choose only one share class of a company to be represented in each of the 5 listed strategies of the Fund if the specific stock selection model selects multiple shares classes of the same company.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in securities of fewer issuers than would a “diversified” mutual fund.	The Fund is “non-diversified,” as defined in the 1940 Act, and may invest more of its assets in securities of fewer issuers than would a “diversified” mutual fund.

Comparison of Principal Risk Factors

An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund.  As a managed portfolio, the JNL 5 Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund's investment objective.  The following table compares the principal risks of an investment in each Fund.  For additional information about each principal risk and other applicable risks, see Appendix B.

	Acquiring Fund	Acquired Fund
Risks	JNL 5 Fund	JNL 24 Fund
Equity securities risk	X	X
Foreign regulatory risk	X	X
Foreign securities risk	X
Limited management, trading cost and rebalance risk	X	X
Market risk	X	X
Non-diversification risk	X	X
Small-capitalization investing risk	X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without member approval.  The following table compares the fundamental policies of the JNL 5 Fund with those of the JNL 24 Fund.

Acquiring Fund	Acquired Fund
JNL 5 Fund	JNL 24 Fund
(1) No Fund may issue senior securities.	Same.
(2)  A Fund will not borrow money, except for temporary or emergency purposes, from banks.  The aggregate  amount borrowed shall not exceed 25% of the value of a Fund’s assets.  In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.
Same.
(3)  A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended, when selling portfolio securities.
Same.
(4) A Fund will not purchase or sell real estate or interests therein.	Same.
(5)   A Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).
Same.
(6) A Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.	Same.
(7) The Fund is not a “diversified company,” as that term is defined in the 1940 Act.	Same.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Fund’s performance from year to year and by showing how each Fund’s average annual returns compared with those of broad-based securities market indices which have performance characteristics similar to those of the Funds.  Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

JNL 24 Fund – Calendar Year Total Returns

Class A

Best Quarter (ended 12/31/2013): 14.88%; Worst Quarter (ended 12/31/2008): -21.87%

Class B
Best Quarter (ended 12/31/2013): 14.94%; Worst Quarter (ended 12/31/2008): -21.88%

JNL 5 Fund – Calendar Year Total Returns

Class A

Best Quarter (ended 6/30/2009): 20.27%; Worst Quarter (ended 12/31/2008): -26.89%

Class B
Best Quarter (ended 6/30/2009): 20.61%; Worst Quarter (ended 12/31/2008): -26.97%

JNL 24 Fund – Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL 24 Fund – Class A	2.80%	9.21%	5.03%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%
	1 year	5 year	Life of Fund (December 3, 2007)
JNL 24 Fund – Class B	2.97%	9.44%	4.80%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	7.03%

JNL 5 Fund – Average Annual Total Returns as of December 31, 2016
	1 year	5 year	10 year
JNL 5 Fund – Class A	12.18%	13.49%	4.56%
JNL 5 Fund – Class B	12.40%	13.71%	4.77%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

Capitalization

The following table shows the capitalization of each Fund as of June 30, 2016 and of the JNL 5 Fund on a pro forma combined basis as of June 30, 2016 after giving effect to the proposed Reorganization.  The actual net assets of the JNL 24 Fund and the JNL 5 Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the JNL 5 Fund will be received by members of JNL 24 Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of JNL 5 Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
JNL 24 Fund – Class A	$ 583,051,288	$15.94	36,585,190
JNL 5 Fund – Class A	$3,162,201,580	$13.01	243,077,048
Adjustments	$(151,216) (a)		8,218,812 (b)
Pro forma JNL 5 Fund – Class A (assuming the Reorganization is approved)	$3,745,101,652	$13.01	287,881,050
JNL 24 Fund – Class B	$470,581	$12.68	37,112
JNL 5 Fund – Class B	$11,739,460	$13.06	899,173
Adjustments	$(122) (a)		(1,089) (b)
Pro forma JNL 5 Fund – Class B (assuming the Reorganization is approved)	$12,209,919	$13.06	935,196
(a)
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm, will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the JNL 5 Fund’s investment screens.  Each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization.  Such Transaction Costs are estimated to be $52,788 attributed to the JNL 24 Fund and $98,550 attributed to the JNL 5 Fund.

(b)	The adjustment to the pro forma shares outstanding number represents an increase in shares outstanding of the JNL 5 Fund to reflect the exchange of shares of the JNL 24 Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the JNL 24 Fund by the JNL 5 Fund.  If the Reorganization had taken place on June 30, 2016, the JNL 24 Fund would have received 44,804,002 and 36,023 Class A and Class B shares, respectively, of the JNL 5 Fund.

After careful consideration, the VF LLC’s Board of Managers unanimously approved the Plan of Reorganization with respect to the JNL 24 Fund.  Accordingly, the Board has submitted the Plan of Reorganization for approval by the JNL 24 Fund’s members.  The Board recommends that you vote “FOR” this Proposal.

* * * * *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization, a copy of which is attached as Appendix A.

If members of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, Class A shares and Class B shares, respectively, of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the VF LLC, and the Class A shares and Class B shares of the Acquiring Fund distributed to Class A and Class B members, respectively, of the Acquired Fund in the redemption of the Class A and Class B Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former members of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on April 21, 2017, or on such later date as may be deemed necessary in the judgment of the Board and in accordance with the Plan of Reorganization (the “Closing Date”), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The members of the Acquired Fund will receive Class A or Class B shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by the VF LLC when issued and will have no preemptive or conversion rights.

The VF LLC may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the VF LLC.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  The VF LLC reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Acquiring Fund, members are entitled to share pro rata in the net assets of the Fund available for distribution to members.  The Acquiring Fund is a series of the VF LLC.

The VF LLC currently offers two classes of shares, Class A and Class B, for the Acquiring Fund.  The VF LLC has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class A shares of the Acquiring Fund.  The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s Class A shares is equal to an annual rate of 0.20% of the average daily net assets attributable to those shares.  Because these distribution/service fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the VF LLC’s Board held on November 30-December 2, 2016, JNAM recommended that the Board consider and approve the proposed Reorganization.  In connection with the proposed Reorganization, the Board, including the Managers who are not “interested persons” (as that term is defined in the 1940 Act) of the VF LLC (“Disinterested Managers”), considered written memoranda and other supporting materials provided by JNAM and discussed the potential benefits to the members of the Acquired Fund under the proposed Reorganization. The Board considered that the Reorganization is part of an overall rationalization of the VF LLC’s offerings and is designed to eliminate inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain nonqualified plans. The Board also considered that the Reorganization also seeks to increase assets under management in the Acquiring Fund to achieve additional economies of scale. The Board noted that the objective of the Reorganization is to seek to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of members and Contract Owners. The Board noted that approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund.  In determining whether to recommend approval of the Reorganization, the Board considered many factors, including:

•
Investment Objectives and Investment Strategies.  The Reorganization will permit the Contract Owners with Contract values allocated to the Acquired Fund to continue to invest in a professionally managed fund having a comparable investment objective with different investment strategies to that of the Acquired Fund currently. The JNL 24 Fund seeks total return through capital appreciation and the JNL 5 Fund seeks total return through capital appreciation and dividend income.  The Funds also have the same fundamental policies and restrictions.

For a full description of the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives, Principal Policies and Strategies.”

•
Operating Expenses.  The Reorganization will result in management fees and total annual fund operating expense ratios that are lower than those of the Acquired Fund currently. As set forth above, as of its most recent fiscal year end of December 31, 2015, the Acquired Fund had total annual operating expenses that were higher than the Acquiring Fund.  See “Comparative Fee and Expense Tables.”

•
Larger Asset Base.  The Reorganization would benefit Contract Owners and others with beneficial interests in the Acquired Fund by allowing them to invest in a combined Fund with a substantially larger asset base than that of the Acquired Fund currently. As of June 30, 2016, the JNL 24 Fund had net assets of approximately $583.5 million as compared to net assets of approximately $3,173.9 million for the JNL 5 Fund. See “Capitalization.”  JNAM informed the Managers that because the Acquired Fund does not have good prospects for growth, and thus increasing its size, reorganizing it into the Acquiring Fund appeared to be the best way to offer Contract Owners and other investors comparable investment alternatives with sufficient assets to be operated more efficiently than the Acquired Fund. JNAM also informed the Managers that the combined Fund would also realize greater economies of scale and benefit members through lower expenses.

•
Performance.  The Acquiring Fund has had better performance than the Acquired Fund for the 1-year and 5-year returns.  During calendar year 201 6 the JNL 5 Fund returned 12.18 % and 12.40 % for Class A shares and Class B shares, respectively.  By comparison, over the same time frame, the JNL 24 Fund returned 2.80 % and 2.97 % for Class A shares and Class B shares, respectively.

•
Investment Adviser, Sub-Advisers, and Other Service Providers.  The Acquired Fund will retain the same investment adviser and other service providers under the Reorganization as it has currently. The investment adviser for the Acquiring Fund, JNAM, is the same as for the Acquired Fund. The sub-adviser for the Acquiring Fund is Mellon Capital, which is also the same sub-adviser for the Acquired Fund.  See “Comparison of Investment Adviser and Sub-Adviser.”  The custodian for the Acquiring Fund, State Street Bank and Trust Company, is the same as for the Acquired Fund and will remain the same immediately after the Reorganization. The transfer agent for the Acquiring Fund, is the same as for the Acquired Fund and will remain the same after the Reorganization. The distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization.

•
Federal Income Tax Consequences.  The Board took into account that Contract Owners are not expected to have adverse tax consequences as a result of the Reorganization.  It considered that the Reorganization is expected to be a tax-free reorganization under Section 368(a)(1) of the Code for the Funds and is not expected to result in any material adverse federal income tax consequences to members of the Acquired Fund.

•
Costs of Reorganization.  The Board considered that the costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  The Board also considered that each Fund will bear its proportionate share of the Transaction Costs associated with the Reorganization and that such Transaction Costs are estimated to be $52,788 attributed to the JNL 24 Fund and $98,550 attributed to the JNL 5 Fund . Please see “Additional Information about the Reorganization” below for more information.

In summary, in determining whether to recommend approval of the Reorganization, the Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Acquired Fund’s and Acquiring Fund’s members’, Contract Owners’, and plan participants’ interests; (2) the compatibility of the Funds’ investment objectives, investment strategies and investment restrictions, as well as member services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Acquired Fund’s and Acquiring Fund’s members, Contract Owners, and plan participants of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds and similarly managed strategies; (6) the management of the Funds; (7) the federal income tax consequences of the Reorganization; and (8) the costs of the Reorganization. No one factor was determinative and each Manager may have attributed different weights to the various factors.

For the reasons described above, the Board, including the Disinterested Managers, determined that the Reorganization would be in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of the Acquired Fund’s and the Acquiring Fund’s Contract Owners and other investors would not be diluted as a result of the Reorganization. At the Board meeting held on November 30-December 2, 2016, the Board voted unanimously to approve the Reorganization and recommended its approval by Contract Owners and others with beneficial interests in the Acquired Fund.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of a Fund’s risk factors, please see Appendix B “More Information on Strategies and Risk Factors.”

Federal Income Tax Consequences of the Reorganization

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization.  It is expected that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the Code, in which event no gain or loss will be recognized by the Acquired Fund or its members.  As a condition to the closing of the Reorganization, the Funds will receive an opinion from tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.

The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization.  The Acquired Fund will recognize gain or loss upon such dispositions; any such gains will be distributed to Acquired Fund members or the Acquired Fund will otherwise be eligible to claim, and will claim, a dividends-paid deduction for such amounts.

Contract Owners with premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund shares generally will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

Contract Owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

Contingency Plan

If the Reorganization is not approved by members, the Funds will continue to operate as they currently do and the Board will consider what actions are appropriate and in the best interests of Contract Owners that have assets invested in the Funds.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management of the VF LLC

This section provides information about the VF LLC, the Adviser, and the Sub-Adviser for the Acquiring Fund.

The VF LLC

The VF LLC is organized as a Delaware limited liability company and is registered with the SEC as an open-end management investment company. Under Delaware law and the VF LLC’s Amended and Restated Operating Agreement, the management of the business and affairs of the VF LLC is the responsibility of the Board of Managers of the VF LLC.

The Adviser

Jackson National Asset Management, LLC (“JNAM”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the VF LLC and provides the VF LLC with professional investment supervision and management. JNAM is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of M&G Investment Management Limited, PPM America, Inc., and Eastspring Investments (Singapore) Limited.

JNAM acts as investment adviser to the VF LLC pursuant to an Investment Advisory and Management Agreement.  The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the VF LLC who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the VF LLC, and (ii) the members of the affected Fund or the Board of Managers. It may be terminated at any time upon 60 days’ notice by JNAM or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and it will terminate automatically upon its assignment. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the VF LLC pays JNAM a fee in respect to each Fund as described in that Fund’s Prospectus.

JNAM and the VF LLC, together with other investment companies of which JNAM is investment adviser, have been granted an exemption from the SEC that allows JNAM to hire, replace, or terminate unaffiliated sub-advisers with the approval of the Board of Managers, but without the approval of members.  The order also allows JNAM to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Managers, but without member approval.  However, any amendment to an advisory agreement between the Adviser and the VF LLC that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to members for approval.  Under the terms of the exemption, if a new sub-adviser is hired by JNAM, members in the affected Fund will receive information about the new sub-adviser within 90 days of the change.  The order allows the Funds to operate more efficiently and with greater flexibility.  JNAM provides the following oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Managers whether a sub-adviser’s contract should be renewed, modified or terminated.

Management Fees

As compensation for its services, JNAM receives a fee from the VF LLC computed separately for the Acquiring Fund, accrued daily and payable monthly.  The fee JNAM receives from the Acquiring Fund is set forth below as an annual percentage of the net assets of the Acquiring Fund.

Acquiring Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets)	Aggregate Fee Paid to Adviser in Fiscal Year Ended December 31, 201 6 (Annual Rate Based on Average Net Assets)
JNL 5 Fund	$0 to $50 million $50 to $100 million $100 to $750 million Over $750 million	0.34% 0.31% 0.28% 0.27%	0.27%

JNAM selects, contracts with, and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the VF LLC. JNAM monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund, reviews the performance of such sub-advisers, and reports periodically on such performance to the Board of Managers of the VF LLC.  Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Board of Managers of the VF LLC.  The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in its Prospectus.  Each sub-adviser implements such programs by purchases and sales of securities.  Each sub-adviser regularly reports to JNAM and the Board of Managers of the VF LLC with respect to the implementation of such programs.  As compensation for its services, each sub-adviser receives a fee from JNAM computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund.

As compensation for its services for the Acquiring Fund, the Sub-Adviser, Mellon Capital Management Corporation, receives a sub-advisory fee that is payable by JNAM.  The sub-advisory fee schedule is set forth below:

Acquiring Fund	Assets	Sub-Advisory Fee (Annual Rate Based on Average Net Assets)
JNL 5 Fund	$0 to $50 million $50 to $100 million $100 million to $750 million Over $750 million	0.09% 0.06% 0.03% 0.015%

A discussion of the basis for the Board of Managers’ approval of the investment advisory and sub-advisory agreements is available in the VF LLC’s Annual Report to members for the year ended December 31, 2015 and will be available in the VF LLC’s Annual Report to members for the year ended December 31, 2016.

In addition to the investment advisory fee, the Acquiring Fund currently pays to JNAM (the “Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
JNL 5 Fund	$0 to $3 billion Over $3 billion	0.15% 0.13%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses, including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for nonrecurring and extraordinary legal fees, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, Disinterested Managers liability insurance, and the fees and expenses of the Disinterested Managers and of independent legal counsel to the Disinterested Managers.

The Sub-Adviser

The Acquiring Fund’s investments are selected by Mellon Capital Management Corporation (“Mellon Capital”), the Fund’s sub-adviser.  The following table describes the Acquiring Fund’s sub-adviser, portfolio managers, and the portfolio managers’ business experience.  Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in the VF LLC’s Statement of Additional Information dated April 25, 2016, as supplemented.

Acquiring Fund	Sub-Adviser & Portfolio Manager	Business Experience
JNL 5 Fund	Mellon Capital 50 Fremont Street, Suite 3900, San Francisco, California 94105 Karen Q. Wong, CFA Richard A. Brown, CFA Thomas Durante, CFA
Karen Q. Wong, CFA is a Managing Director, Head of Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager.  In 2001, she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president, in 2006 to a director and in 2007 to managing director. Ms. Wong is the head of equity portfolio management responsible for overseeing all passive equity funds, including exchange traded funds.  Ms. Wong holds a MBA from San Francisco State University and has 17 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to vice president in 1998, and to his current position in 2002. Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds. Mr. Brown has 20 years of investment experience. Mr. Brown is a member of CFA Institute and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon Capital since 2000. Mr. Durante holds a BA degree from Fairfield University in Accounting. Mr. Durante has 33 years of investment experience, and 14 years at Mellon Capital. Mr. Durante heads a team of portfolio managers covering domestic and international index portfolios. He is responsible for the refinement and implementation of the equity portfolio manager process. Prior to joining Mellon Equity Associates, LLP, he worked in the fund accounting department for

Acquiring Fund	Sub-Adviser & Portfolio Manager	Business Experience
Dreyfus. Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh. Mr. Durante has been a manager of the Fund since 2010.

Additional Information

Classes of Shares

The VF LLC has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, the Acquiring Fund has two classes of shares, Class A and Class B.  The Class A shares and Class B shares of the Acquiring Fund represent interests in the same portfolio of securities, and will be substantially the same except for “class expenses.”  The expenses of the Acquiring Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class.  “Class expenses” will include any distribution or administrative or service expense allocable to the appropriate Class and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the members of a particular Class (or Contract Owners funded by shares of such Class) materials such as Prospectuses, member reports and (ii) professional fees relating solely to one Class.

Distribution Arrangements

Jackson National Life Distributors LLC (the “Distributor”), 7601 Technology Way, Denver, Colorado 80237, is the principal underwriter to the VF LLC.  The VF LLC has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”).  The Board of Managers, including all of the Disinterested Managers, must approve, at least annually, the continuation of the Plan.  Under the Plan, certain Funds of the VF LLC will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. The Distributor, as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

The Distributor also has certain relationships with the sub-advisers and their affiliates.  The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.

Payments to Broker-Dealers and Financial Intermediaries

Only Separate Accounts, registered investment companies, and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund.  If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web-site for more information.

Investment in VF LLC Shares

Shares of the VF LLC are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to certain unqualified retirement plans; and to other registered investment companies that in turn are sold to Separate Accounts.  The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their net asset value (“NAV”). There is no sales charge.

Shares of the Acquiring Fund are not available to the general public directly.  The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives.  While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the

Acquiring Fund is not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of any such publicly available mutual funds and the Acquiring Fund may differ substantially.

The NAV per share of the Acquiring Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). Calculations of the NAV per share of the Acquiring Fund may be suspended by the VF LLC’s Board of Managers in accordance with Rule 22c-1 under the 1940 Act.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Purchase orders must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the NYSE on any given day in order to obtain that day’s NAV per share.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Managers has adopted procedures pursuant to which JNAM may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, in general the “fair value” of a security shall be the amount determined by JNAM in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Managers has established a pricing committee to review fair value determinations.  The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the “Pricing Policies and Procedures” adopted by the Board of Managers of the VF LLC.

The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares.  As a result, the Acquiring Fund’s NAV may change on days when members are not able to purchase or redeem the Acquiring Fund’s shares.

Because the calculation of the Acquiring Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund’s NAV (“time-zone arbitrage”).  Accordingly, the VF LLC’s procedures for pricing of portfolio securities also authorize JNAM, subject to verification by the Managers, to determine the “fair value” of such foreign securities for purposes of calculating the Acquiring Fund’s NAV.  When fair valuing such foreign securities, JNAM will adjust the closing prices of all foreign securities held in the Acquiring Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining the Acquiring Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for time zone arbitrage in the Acquiring Fund that invests all or substantial portions of its assets in foreign securities, thereby seeking to make the Fund significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the VF LLC are credited to the member’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The VF LLC does not issue share certificates.

“Market Timing” Policy

The interests of the Acquiring Fund’s long-term members may be adversely affected by certain short-term trading activity by other Contract Owners invested in the Separate Accounts.  Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term members and have other adverse effects on the Acquiring Fund.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Acquiring Fund is not intended as a vehicle for market timing.  The Board of Managers has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.

The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a member from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, members will not be permitted to transfer any value back into that sub-account (and the Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the members or a third party authorized by the member. The Insurance Companies have entered into agreements with the VF LLC to provide upon request certain information on the trading activities of Contract Owners in an effort to help curtail market timing.

In addition to identifying any potentially disruptive trading activity, the Acquiring Fund’s Board of Managers has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund.  The VF LLC’s “fair value” pricing policy applies to all Funds where a significant event has occurred.  The Acquiring Fund’s “fair value” pricing policy is described under “Investment in VF LLC Shares” above.

The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.

Share Redemption

Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements.  Redemptions typically are processed on any day on which the VF LLC and the NYSE are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Insurance Company.  Redemption requests must be received by the Insurance Company, as the agent of the Funds, by the close of the regular trading session of the NYSE on any given business day in order to obtain that day’s NAV per share.

The VF LLC may suspend the right of redemption only under the following unusual circumstances:

•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of members.

Dividends and Other Distributions

The Funds generally distribute most or all of their net investment income and their net realized gains, if any, no less frequently than annually.  Dividends and other distributions by a Fund are automatically reinvested at net asset value in shares of the distributing class of that Fund.

Tax Status

The Acquiring Fund intends to continue to qualify as a “regulated investment company” (also known as "RICs") under Subchapter M of the Code.   As a regulated investment company, t he Acquiring Fund intends to distribute all its net investment income and net capital gains to members and, therefore, does not expect to be required to pay any federal income or excise taxes.  The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the JNL Series Trust and Jackson Variable Series Trust, which are regulated investment companies under Subchapter M of the Code, and by Jackson National.

The Acquiring Fund is treated as a corporation separate from the VF LLC for purposes of the Code.  Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies for treatment as a regulated investment company.

Because the members of the Acquiring Fund are Separate Accounts of variable insurance contracts and certain other regulated investment companies, there are no tax consequences to those members from buying, holding, exchanging, and selling shares of the Acquiring Fund.  Distributions from the Acquiring Fund are not taxable to those members.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-advantaged status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement and Sub-Advisory Agreement

require the Acquiring Fund to be operated in compliance with these diversification requirements.  The Sub-Adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the period of the Acquired Fund’s and the Acquiring Fund’s operations.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions). The following table provides selected per share data for one share of the Acquired Fund and the Acquiring Fund.  The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information as of June 30, 3016 has not been audited. Each Fund’s financial statements are included in the VF LLC’s Annual and Semi-Annual Reports, which are available upon request.

JNL Variable Fund LLC
Financial Highlights
For a Share Outstanding

			Increase (Decrease) from Investment Operations						Distributions from							Supplemental Data		Ratios(e)
Period Ended	Net Asset Value, Beginning of Period		Net Investment Income (Loss)(a)		Net Realized & Unrealized Gains (Losses)		Total from Investment Operations		Net Investment Income		Net Realized Gains on Investment Transactions		Net Asset Value, End of Period		Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover(e)	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital S&P 24 Fund
Class A
06/30/2016	$16.19	(d)	0.11	(d)	$(0.36	)(d)	$(0.25	)(d)	$—		$—		$15.94		(1.48)%	583,051	105%	0.66%	1.38%
12/31/2015	27.75	(d)	0.24	(d)	(2.42	)(d)	(2.18	)(d)	(0.33	)(d)	(9.05	)(d)	16.19	(d)	(8.29)	636,922	126	0.67	0.96
12/31/2014	29.66	(d)	0.31	(d)	1.25	(d)	1.56	(d)	(0.23	)(d)	(3.24	)(d)	27.75	(d)	5.18	548,488	108	0.66	1.05
12/31/2013	21.70	(d)	0.15	(d)	8.59	(d)	8.74	(d)	(0.24	)(d)	(0.54	)(d)	29.66	(d)	40.51	1,052,886	74	0.66	0.60
12/31/2012	21.20	(d)	0.32	(d)	2.13	(d)	2.45	(d)	(0.11	)(d)	(1.84	)(d)	21.70	(d)	11.53	580,127	98	0.66	1.42
12/31/2011	20.30	(d)	0.14	(d)	0.86	(d)	1.00	(d)	(0.10	)(d)	—	(d)	21.20	(d)	4.91	535,213	85	0.65	0.65
Class B
06/30/2016	12.87	(d)	0.10	(d)	(0.29	)(d)	(0.19	)(d)	—		—		12.68		(1.40)	471	105	0.46	1.58
12/31/2015	24.14	(d)	0.25	(d)	(2.08	)(d)	(1.83	)(d)	(0.39	)(d)	(9.05	)(d)	12.87	(d)	(8.13)	710	126	0.47	1.14
12/31/2014	26.26	(d)	0.34	(d)	1.09	(d)	1.43	(d)	(0.31	)(d)	(3.24	)(d)	24.14	(d)	5.39	560	108	0.46	1.29
12/31/2013	19.26	(d)	0.18	(d)	7.63	(d)	7.81	(d)	(0.27	)(d)	(0.54	)(d)	26.26	(d)	40.84	502	74	0.46	0.79
12/31/2012	19.00	(d)	0.33	(d)	1.92	(d)	2.25	(d)	(0.15	)(d)	(1.84	)(d)	19.26	(d)	11.81	372	98	0.46	1.62
12/31/2011	18.18	(d)	0.16	(d)	0.77	(d)	0.93	(d)	(0.11	)(d)	—	(d)	19.00	(d)	5.14	316	85	0.45	0.84
JNL/Mellon Capital JNL 5 Fund
Class A
06/30/2016	12.46		0.17		0.38		0.55		—		—		13.01		4.41	3,162,202	75	0.64	2.75
12/31/2015	13.21		0.30		(0.70)		(0.40)		(0.35)		—		12.46		(3.02)	3,278,583	74	0.64	2.26
12/31/2014	12.11		0.33		1.04		1.37		(0.27)		—		13.21		11.32	3,461,552	65	0.64	2.65
12/31/2013	9.43		0.23		2.75		2.98		(0.30)		—		12.11		31.68 (c)	3,586,432	59	0.64	2.11
12/31/2012	8.23		0.25		1.23		1.48		(0.28)		—		9.43		18.04	3,115,051	67	0.64	2.76
12/31/2011	8.70		0.24		(0.42)		(0.18)		(0.29)		—		8.23		(2.07)	3,037,863	64	0.64	2.78
Class B
06/30/2016	12.49		0.18		0.39		0.57		—		—		13.06		4.56	11,739	75	0.44	2.96
12/31/2015	13.25		0.32		(0.70)		(0.38)		(0.38)		—		12.49		(2.88)	11,596	74	0.44	2.46
12/31/2014	12.14		0.35		1.06		1.41		(0.30)		—		13.25		11.59	11,465	65	0.44	2.83
12/31/2013	9.45		0.25		2.76		3.01		(0.32)		—		12.14		31.96 (c)	10,840	59	0.44	2.31
12/31/2012	8.25		0.27		1.23		1.50		(0.30)		—		9.45		18.25	8,868	67	0.44	2.97
12/31/2011	8.72		0.26		(0.42)		(0.16)		(0.31)		—		8.25		(1.85)	7,978	64	0.44	2.98

(a)	Calculated using the average shares method.
(b)	Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)
Total return for the Fund includes class action settlement proceeds.  The return for Class A and Class B, respectively, without the class action settlement proceeds was as follows:  JNL/Mellon Capital JNL 5 Fund - 31.57% and 31.85%.

(d)
On May 6, 2016, the Fund effected a reverse share split as described in Note 7 in the Notes to the Financial Statements.  Per share data prior to this date has been retroactively adjusted to give effect to the reverse share split.

(e)	Annualized for periods less than one year.

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.

The Meeting

The Meeting will be held at 9:30 a.m. Eastern Time, on March 20, 2017, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof.  The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the JNL 24 Fund into the JNL 5 Fund, and any other business that may properly come before the Meeting.  Only members of the Acquired Fund are entitled to vote on this matter.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The Board fixed the close of business on January 20, 2017, as the Record Date for the determination of members entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The Amended and Restated Operating Agreement for the VF LLC, as adopted on December 3, 2014 (the “Operating Agreement”), provides that the presence in person or by proxy of members entitled to cast the majority of votes shall constitute a quorum.  Prior to the date upon which the Meeting is to be held, the Board may postpone the Meeting one or more times for any reason by giving notice to each member entitled to vote at the Meeting of the place, date and hour at which the Meeting will be held.  Such notice shall be given not fewer than two (2) days before the date of the Meeting.  The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of the Proposal to receive sufficient votes for approval.  No member vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

The Operating Agreement further provides that votes may be cast in person or by proxy.  No proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the member or the member’s duly authorized attorney, and dated, but need not be sealed, witnessed or acknowledged.

Required Vote

The Operating Agreement does not confer on members a right to vote on consolidation or termination of a series of the VF LLC. However, SEC rules under the 1940 Act require approval by a majority of the outstanding voting securities of the Acquired Fund.  Thus a majority of the outstanding voting securities of the Acquired Fund is required to approve its Reorganization.

Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve the Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the Proposal.

Contract Owner Voting Instructions

The VF LLC is organized as a Delaware limited liability company.  Shares of the VF LLC currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to qualified and certain non-qualified employee benefit plans of Jackson National or directly to the Insurance Companies.  In addition, shares of the VF LLC are sold to certain funds organized as funds-of-funds.  Although the Insurance Companies legally own all of the shares of the Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more funds.

Contract Owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract.  Contract Owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session.  The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Acquired Fund.  Shares for which the Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares for which the Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company.  The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners.  As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date.  The Insurance Companies have fixed the close of business on March 16, 2017, as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.

Proxy and Voting Instruction Solicitations

The Board of Managers is soliciting proxies from members of the Acquired Fund.  The Insurance Companies are the members of record and are soliciting voting instructions from their Contract Owners as to how to vote at the Meeting.  In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the VF LLC, JNAM or officers or employees of the Insurance Companies.

JNAM, as the VF LLC’s Administrator, has retained the services of Donnelley Financial LLC which has, in turn, retained Mediant Communications (“Mediant”), 400 Regency Parkway, Suite 200, Cary, North Carolina 27518, to assist with the distribution of proxy materials, the tabulation of voting instructions and, if needed, solicitation services .  The anticipated cost of the services to be provided by Mediant is approximately $41,240 and will be borne by JNAM .

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM.  The VF LLC does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting.  If the management of the VF LLC receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.  Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation.  Only the Contract Owner executing the voting instructions can revoke them.  The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Members

The Insurance Companies will vote on the Reorganization as instructed by their Contract Owners.  As of January 20, 2017, the Managers and officers of the VF LLC, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund and Acquiring Fund.

Because the shares of the Funds are sold only to the Insurance Companies, certain funds of the JNL Series Trust and Jackson Variable Series Trust organized as funds-of-funds, and certain nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the VF LLC as funding vehicles for the Contracts and certain retirement plans, are the owners of record of substantially all of the shares of the VF LLC.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.

Fund	Total Number of Outstanding Shares
JNL 24 Fund – Class A	37,496,441.206
JNL 24 Fund – Class B	43,083.128

As of the Record Date, January 20, 2017, the following persons owned 5% or more of the shares of the Funds either beneficially or of record:

Contract Owner’s Name/Address	Percent Ownership of Shares of the Fund	Percent Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)
JNL/Mellon Capital 10 x 10 Fund 1 Corporate Way Lansing, MI 48951	6.93% (Class A)	5.89% (Class A)

* * * * *

APPENDIX A

PLAN OF REORGANIZATION

JNL VARIABLE FUND LLC
JNL/MELLON CAPITAL S&P® 24 FUND
JNL/MELLON CAPITAL JNL 5 FUND

This Plan of Reorganization has been entered into on April 21, 2017, by JNL VARIABLE FUND LLC (the “VF LLC”), a Delaware limited liability company, on behalf of its JNL/MELLON CAPITAL JNL 5 FUND (the “Acquiring Fund”) and JNL/MELLON CAPITAL S&P® 24 FUND (the “Acquired Fund”).

WHEREAS, the VF LLC is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;

WHEREAS, the VF LLC’s Board of Managers, including a majority of the Managers who are not interested persons of the VF LLC, has determined that the transaction described herein is fair and reasonable, that participation in the transaction described herein is in the best interests of the Acquired Fund, and that the interests of the existing members of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transaction described herein;

WHEREAS, Article III, Section 1 of the VF LLC’s Amended and Restated Operating Agreement, adopted December 3, 2014 (the “Operating Agreement”), authorizes the Board of Managers to conduct the business of the VF LLC and carry on its operations;

WHEREAS, the VF LLC’s Board of Managers, including a majority of the Managers who are not interested persons of the VF LLC, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund, subject to the approval of the members of the Acquired Fund; and

WHEREAS, this Plan of Reorganization is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act; and provided further that the VF LLC’s Board of Managers may terminate this Plan of Reorganization at or prior to the Closing Date:

1.
The Closing Date shall be April 21, 2017, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the VF LLC’s Board of Managers, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per Class A share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
On or before the Closing Date, and before effecting the reorganization transaction described herein, the VF LLC shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the VF LLC on behalf of the Acquiring Fund.

3.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund.  Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

4.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the VF LLC.

A-1

5.
Upon completion of the foregoing transactions, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the VF LLC’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the VF LLC’s Board of Managers.  The VF LLC’s Board of Managers and management of the VF LLC shall take whatever actions may be necessary under Delaware law and the 1940 Act to effect the termination of the Acquired Fund.

6.
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the costs and expenses related to the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will be borne by Jackson National Asset Management, LLC, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, will also be borne by Jackson National Asset Management, LLC.

7.
The obligations of the Acquired Fund and the Acquiring Fund to complete the transactions described herein shall be subject to receipt by the Acquired Fund and the Acquiring Fund of an opinion of tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, and subject to certain qualifications, the Reorganization is more likely than not to qualify as a tax-free reorganization under Section 368(a)(1) of the Code.  The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request from the Acquired Fund and the Acquiring Fund.

IN WITNESS WHEREOF, VF LLC, on behalf of the JNL 24 Fund and the JNL 5 Fund, has caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL VARIABLE FUND LLC

By:
Mark D. Nerud, Manager , President and CEO

Attest:
Susan S. Rhee, Vice President
A-2

APPENDIX B

More Information on Strategies and Risk Factors

JNL/Mellon Capital JNL 5 Fund
Class A and B

Investment Objective.  The investment objective of the JNL/Mellon Capital JNL 5 Fund (“JNL 5 Fund”) is total return through capital appreciation and dividend income.

Principal Investment Strategies.  The JNL 5 Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on 5 different specialized strategies:

•	20% in the DowSM 10 Strategy, a dividend yielding strategy;
•	20% in the S&P® 10 Strategy, a blended valuation-momentum strategy;
•	20% in the Global 15 Strategy, a dividend yielding strategy;
•	20% in the 25 Strategy, a dividend yielding strategy; and
•	20% in the Select Small-Cap Strategy, a small capitalization strategy.

The principal investment strategies for each of the above strategies are described below. There are no corresponding Funds using these strategies.

The securities for each strategy are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1 of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.  The JNL 5 Fund expects to invest in the securities determined by each of the strategies following the above specified percentage allocation

Between the January 1st Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of stocks of the five specialized strategies in approximately the same proportion that such stocks are then held in the JNL 5 Fund (determined based on market value).

Certain provisions of the 1940 Act limit the ability of the JNL 5 Fund to invest more than 5% of the JNL 5 Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (“Securities Related Companies”).  If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the JNL 5 Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act and the Internal Revenue Code may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated to a security due to these limitations will instead be allocated among the remaining portfolio securities.

The DowSM 10 Strategy

Principal Investment Strategies.  The Dow 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the stock of the ten companies included in the Dow Jones Industrial Average (“DJIA”) which have the highest indicated annual dividend yields.  The ten companies are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Strategy and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

The Dow 10 Strategy invests in the common stock of ten companies included in the DJIA.  The ten companies are chosen on each Stock Selection Date as follows:

•	The Sub-Adviser determines the dividend yield on each common stock in the DJIA on the Stock Selection Date; and
•	The Sub-Adviser allocates approximately equal amounts of the Dow 10 Strategy to the ten companies in the DJIA that have the highest dividend yield; and

•
The Sub-Adviser reviews the liquidity profiles of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

Companies which, as of the Stock Selection Date, Dow Jones has announced will be removed from the DJIA will be removed from the universe of securities from which the Dow 10 Strategy stocks are selected.

The Global 15 Strategy

Principal Investment Strategies.  The Global 15 Strategy seeks to achieve its objective by investing in the stocks of certain companies which are components of the Dow Jones Industrial Average (“DJIA”), the Financial Times Ordinary Index (“FT30 Index”) and the Hang Seng Index.  The Global 15 Strategy consists of stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest dividend yields in their respective index.  The fifteen companies are selected only once annually on each Stock Selection Date. The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Strategy and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.  The fifteen companies are chosen on each Stock Selection Date as follows:

•	The Sub-Adviser determines the dividend yield on each stock in the DJIA, the FT30 Index and the Hang Seng Index;
•	The Sub-Adviser determines the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index that have the highest dividend yield in the respective index;
•	Out of those companies, the Sub-Adviser allocates approximately equal amounts of the Global 15 Strategy to the stocks of the 5 companies in each index with the lowest price per share; and
•
The Sub-Adviser reviews the liquidity profiles of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity in each index.

Companies which, as of the Stock Selection Date, will be removed from the DJIA, the FT 30 Index and the Hang Seng Index will be removed from the universe of securities from which the Global 15 Strategy stocks are selected.

The 25 Strategy

Principal Investment Strategies.  The 25 Strategy seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange (“NYSE”). The 25 companies are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Strategy and for dividend reinvestment.  The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

Companies which, as of the Stock Selection Date, will be removed from the NYSE will be removed from the universe of securities from which the 25 Strategy stocks are selected.

The 25 companies are selected through the following five-step process on each Stock Selection Date:

•
The Sub-Adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships, limited liability companies, other companies that share similar tax structures and treatments, or any stock included in the Dow Jones Industrial Average);

•	Those common stocks are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization stocks;
•	Those 400 common stocks are then ranked, in terms of dividend yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding stocks;
•	From the remaining 75 stocks, the Sub-Adviser eliminates the 50 highest dividend-yielding stocks and selects the remaining 25 companies;
•	The Sub-Adviser allocates approximately equal amounts of the 25 Strategy to the 25 companies selected for the portfolio; and
•
The Sub-Adviser reviews the liquidity profiles of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the 25 selected companies in approximately the same proportion that such stocks are then held in the 25 Strategy (determined based on market value).

The S&P® 10 Strategy

Principal Investment Strategies.  The S&P 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the stocks of ten companies selected from a pre-screened subset of the stocks listed in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).

The S&P 10 Strategy is determined as follows:

•	The Sub-Adviser ranks the companies in the S&P 500® Index by market capitalization;
•	The Sub-Adviser selects half of the companies in the S&P 500® Index with the largest market capitalization;
•	From the selected companies, the Sub-Adviser selects the half with the lowest price to sales ratio;
•	From the selected companies, the Sub-Adviser selects the ten stocks with the greatest one-year price appreciation;
•	The Sub-Adviser allocates approximately equal amounts of the S&P 10 Strategy to the selected ten companies; and
•
The Sub-Adviser reviews the liquidity profiles of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

Companies which, as of the Stock Selection Date, S&P has announced will be removed from the S&P 500® Index will be removed from the universe of securities from which the S&P 10 Fund stocks are selected.

The Select Small-Cap Strategy

Principal Investment Strategies.  Under normal circumstances, the Select Small-Cap Strategy seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 100 small capitalization (“small cap”) companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange (“NYSE”) or The Nasdaq Stock Market (“Nasdaq”) on each Stock Selection Date.  The population of securities from which the Strategy’s stocks are selected is limited to stocks within a specific market capitalization range.  The Sub-Adviser will adjust these requirements on each Stock Selection Date based on the total return of the Russell 2000 benchmark for the applicable period.

Companies which, as of the Stock Selection Date, will be removed from the NYSE and the Nasdaq Stock Market will also be removed from the universe of securities from which the Select-Small-Cap Strategy stocks are selected.

The Select Small-Cap Strategy consists of a portfolio of 100 companies selected through the following process on each Stock Selection Date:

•
The Sub-Adviser selects all U.S. traded common stocks which trade on the NYSE or Nasdaq (excluding American Depository Receipts, mineral and oil royalty trusts, limited partnerships, limited liability companies, or other companies that share similar tax structures and treatments);

•	From those companies, the Sub-Adviser then selects only those companies which have a market capitalization within the applicable range;
•	From the remaining companies, the Sub-Adviser selects only the stocks of companies with positive three-year sales growth;
•	Next, from the remaining companies, the Sub-Adviser selects only the stocks of companies whose most recent annual earnings are positive;
•	The Sub-Adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;
•	From the remaining list, the Sub-Adviser selects the 100 companies with the greatest price appreciation in the last 12 months (highest to lowest);
•	The Select Small-Cap Fund purchases the selected 100 companies, allocating its assets among them in proportion to the relative market capitalization of each company; and
•	The Sub-Adviser reviews the liquidity profiles of the companies selected, and, when deemed appropriate, will removed the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

The Sub-Adviser will choose only one share class of a company to be represented in each of the 5 listed strategies of the Fund if the specific stock selection model selects multiple shares classes of the same company.

The Fund is “non-diversified” under the 1940 Act and may invest more of its assets in securities of fewer issuers than would a “diversified” mutual fund.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Equity securities risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Limited management, trading cost and rebalance risk
•	Market risk
•	Non-diversification risk
•	Small-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the JNL 5 Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The JNL 5 Fund may also invest in money market instruments.

The performance of the JNL 5 Fund depends on the sub-adviser’s ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Company risk
•	Concentration risk
•	Currency risk
•	Cybersecurity risk
•	Investment strategy risk
•	License termination risk
•	Liquidity risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

JNL/Mellon Capital S&P® 24 Fund
Class A and Class B

Investment Objective.  The investment objective of the JNL/Mellon Capital S&P® 24 Fund (“JNL 24 Fund”) is total return through capital appreciation.

Principal Investment Strategies.  The JNL 24 Fund seeks to achieve its objective by investing approximately equal amounts in the stocks of companies that have the potential for capital appreciation.  To select the stocks for the JNL 24 Fund, the Sub-Adviser selects a portfolio of stocks of the 24 companies selected from a subset of stocks included in the Standard & Poor's 500 Composite Stock Price Index (“S&P 500® Index”).  The 24 companies are selected on each “Stock Selection Date.”  The Stock Selection Date will be on or about January 1st of each year.  The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs and for dividend reinvestment.  The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

Companies which, as of the Stock Selection Date, Standard & Poor’s has announced will be removed from the S&P 500® Index will be removed from the universe of securities from which the JNL 24 Fund stocks are selected.

The 24 companies are selected only once annually on each Stock Selection Date using the following steps:

•	The Sub-Adviser ranks all of the S&P economic sectors in the S&P 500® Index by market capitalization. The eight largest sectors are selected;
•	The Sub-Adviser ranks the stocks in each of those eight sectors among their peers based on three distinct factors:
o	Factor 1: Highest return on assets. Stocks with high return on assets achieve better rankings.
o
Factor 2:  Highest buyback yield. Buyback yield measures the percentage decrease in shares of common stock outstanding versus one year earlier.  Those stocks with greater percentage decreases receive better rankings.

o
Factor 3:  Highest bullish interest indicator.  The bullish interest indicator, compares the number of shares traded in months in which the stock price rose to the number of shares traded in months which the stock price declined as a percentage of total shares traded over the past twelve months.  Those stocks with a high bullish interest indicator achieve better rankings;

•
The Sub-Adviser selects the three companies from each of the eight sectors with the highest combined ranking on these three factors for JNL 24 Fund.  In the event of a tie within a sector, the stock with the higher market capitalization is selected;

•
The Sub-Adviser then selects an approximately equal-weighted portfolio of the 24 companies. The manager will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple shares classes of the same company; and

•
The Sub-Adviser reviews the liquidity profiles of the companies selected, and, when deemed appropriate, will remove the illiquid securities that may cause undue market impact and replace them with the next highest ranked companies with better liquidity in each sector.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of stocks of the 24 selected companies in approximately the same proportion that such stocks are then held in the JNL 24 Fund (determined based on market value).

Certain provisions of the 1940 Act limit the ability of the JNL 24 Fund to invest more than 5% of the JNL 24 Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (“Securities Related Companies”).  If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the JNL 24 Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act and the Internal Revenue Code may limit the ability of the JNL 24 Fund to invest in certain securities in excess of certain percentage limitations. Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining portfolio securities.

The Fund is “non-diversified,” as defined in the 1940 Act, and may invest more of its assets in securities of fewer issuers than would a “diversified” mutual fund.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Equity securities risk
•	Foreign regulatory risk
•	Limited management, trading cost and rebalance risk
•	Market risk
•	Non-diversification risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the JNL Variable Fund” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the JNL 24 Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The JNL 24 Fund may also invest in money market instruments.

The performance of the JNL 24 Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Company risk
•	Cybersecurity risk
•	Investment strategy risk
•	License termination risk
•	Liquidity risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

Glossary of Risks

Accounting risk – The Fund makes investment decisions, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate and may reflect differing approaches with respect to auditing and reporting standards, and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.  For example, poor earnings performance of a company may result in a decline of its stock price.

Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry
Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their stock may react similarly and move in unison with these and other market conditions.  As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic
To the extent that the Fund has a significant level of investment in issuers in particular countries or regions, the Fund’s performance is expected to be closely tied to social, political and economic conditions within those countries or regions and to be more volatile than the performance of more geographically diversified funds.   The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time.  In addition, certain regions are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events. Such events may have a negative impact on the value of the Fund’s investments in those regions.

Security
The Fund’s portfolio may invest in a limited number of securities.  As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn.  It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.  The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Cybersecurity risk - Cyber attacks could disrupt daily operations related to trading and portfolio management.  In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments.  Cyber attacks on the Funds’ sub-advisers and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a NAV per share.  Cyber attacks could impact the performance of the Funds.  See the “Technology Disruptions” section in this Prospectus.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.   They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.  Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

License termination risk – The Fund may rely on licenses from a third party (licensor) that permit the Fund to use that party’s intellectual property in connection with the Fund’s name and/or investment strategies.  The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy, or receive important data from the licensor.  Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria and applied on a specific date each year may prevent a Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies during the year.  As a result of this investment strategy, the Fund may be subject to increased risk if one of the selected stocks declines in price or if certain sectors of the market, or economy, experience downturns.  This investment strategy may also prevent taking advantage of trading opportunities that may be available to other funds.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  An “illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at a price or value at which it is carried by the Fund.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks.  Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress.  Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Trustees, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.  Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Non-diversification risk – The Fund is non-diversified. As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.”  There is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers since changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price.

Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, such securities may be subject to more abrupt or erratic price movements.  Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Small-capitalization companies often have limited product lines, narrower markets and more limited managerial and financial resources, or may depend on the expertise of a few people, than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

APPENDIX C

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 26, 2017

JNL VARIABLE FUND LLC

JNL/Mellon Capital S&P® 24 Fund
(a series of JNL Variable Fund LLC)
 (the “Acquired Fund”)

AND

JNL/Mellon Capital JNL 5 Fund
(a series of JNL Variable Fund LLC)
(the “Acquiring Fund”)

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/Mellon Capital S&P® 24 Fund	JNL/Mellon Capital JNL 5 Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund would assume all of the Acquired Fund’s liabilities (the “Reorganization”).  This SAI is available to separate accounts, registered investment companies, and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to the Acquired Fund and to other members of the Acquired Fund as of January 20, 2017.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1) The Acquiring Fund’s and Acquired Fund’s Statement of Additional Information dated April 25, 2016, as supplemented (File Nos. 333-68105 and 811-09121);

(2) The Annual Report to Members of the Acquiring Fund and the Acquired Fund for the fiscal year ended December 31, 2015 (File Nos. 333-68105 and 811-09121); and

(3) The Semi-Annual Report to Members of the Acquiring Fund and the Acquired Fund for the period ended June 30, 2016 (File Nos. 333-68105 and 811-09121).

This SAI is not a prospectus.  A Proxy Statement and Prospectus dated January 26, 2017, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the VF LLC at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

JNL/Mellon Capital S&P® 24 Fund merging into JNL/Mellon Capital JNL 5 Fund

The unaudited pro forma information provided herein should be read in conjunction with the annual reports and semi-annual reports of JNL/Mellon Capital S&P® 24 Fund (“JNL 24 Fund” or the “Acquired Fund”) and JNL/Mellon Capital JNL 5 Fund (“JNL 5 Fund” or the “Acquiring Fund”) dated December 31, 2015 and June 30, 2016, respectively.  All of the member reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended June 30, 2016 is intended to present supplemental data as if the proposed Reorganization of JNL 24 Fund into JNL 5 Fund (collectively, the “Funds”) had occurred as of July 1, 2015. The Reorganization is intended to combine the Acquired Fund with a similar fund currently advised by Jackson National Asset Management, LLC (“JNAM” or “Funds Management”). The Acquired Fund and the Acquiring Fund are advised by JNAM and sub-advised by Mellon Capital Management Corporation (“Mellon Capital”).  Subject to member approval, the Reorganization is expected to be effective as of the close of business on April 21, 2017, or on such later date as may be deemed necessary in the judgment of the VF LLC’s Board of Managers (the “Board”) in accordance with the Plan of Reorganization (the “Closing Date”).

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Acquired Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, members of the Acquired Fund would become members of the Acquiring Fund.

The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986 (the “Code”) of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  It is currently anticipated that roughly 95% of the JNL 24 Fund's holdings will be liquidated in connection with the Reorganization. The proceeds of such liquidation will be reinvested in assets that are consistent with the JNL 5 Fund's investment screens.  Each Fund will bear its proportionate share of the transaction expenses based on the relative net asset value of each Fund at the time of the Reorganization, which typically includes but is not limited to trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (“Transaction Costs”), associated with the Reorganization.  Such Transaction Costs are estimated to be $52,788 attributed to the JNL 24 Fund and $98,550 attributed to the JNL 5 Fund .

The Funds currently have the same adviser, administrator, distributor, fund accounting agent, and custodian. Each service provider has entered into an agreement with JNAM which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

As of June 30, 2016, the net assets of the Acquired Fund and the Acquiring Fund were $583,521,869 and $3,173,941,040, respectively. The net assets of the pro forma combined fund as of June 30, 2016, after consideration of Transaction Costs, would have been $3,757,311,571 had the Reorganization occurred on that date.  The actual net assets of the Acquired Fund and the Acquiring Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the Acquiring Fund will be received by members of the Acquired Fund on the Closing Date.

On a pro forma basis for the twelve months ended  December 31 , 2016, the proposed Reorganization would result in a decrease of $ 103,101 in management fees, a decrease of $ 115,751 in administration fees, and a decrease of $ 169,000 in license fees had the Reorganization occurred on  January 1, 2016 .  There is no impact to other operating expenses had the Reorganization occurred on  January 1, 2016 . No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The proposed Reorganization is not expected to be a taxable event for federal income tax purposes for Contract Owners. It is expected that the Reorganization will be a tax-free transaction under Section 368(a)(1) of the Code for the Funds. The Reorganization is not expected to result in any material adverse federal income tax consequences to the members of the Acquired Fund.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of members, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes.  In addition, the Acquired Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required. As of December 31, 2015, the Acquiring Fund had $505,116,633 in capital loss carryforwards all of which expires in 2017.  The Acquired Fund had no net capital loss carryforwards.

JNL/MELLON CAPITAL S&P® 24 FUND
A SERIES OF JNL VARIABLE FUND LLC

Date: Monday, March 20, 2017 Place: 1 Corporate Way, Lansing, Michigan, 48951 Time: 9:30 a.m. (Eastern time)

VOTE BY

INTERNET
Go To: www.proxypush.com/JNL
●	Cast your vote online.
●	Have your Proxy Card ready.
●	Follow the simple instructions to record your vote.

PHONE
Call 1-866-256-0779
●	Use any touch-tone telephone.
●	Have your Proxy Card ready.
●	Follow the simple recorded instructions.

MAIL
●	Mark, sign and date your Proxy Card.
●	Fold your Proxy Card.
●	Return your Proxy Card in the postage-paid envelope provided.

Scan code for mobile voting

  Please fold here—Do not separate

JNL/MELLON CAPITAL S&P® 24 FUND, A SERIES OF JNL VARIABLE FUND LLC
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS
SPECIAL MEETING OF MEMBERS – MARCH 20, 2017

The undersigned member hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Members of JNL/Mellon Capital S&P® 24 Fund, a series of JNL Variable Fund LLC, to be held at 1 Corporate Way, Lansing, Michigan, 48951 on Monday, March 20, 2017 at 9:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 8016, Cary, NC 27512-9903, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

PXY-JNLVF-V2

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Members of JNL/Mellon Capital S&P® 24 Fund, a series of JNL Variable Fund LLC
To Be Held on March 20, 2017

The Proxy Statement for the Meeting and the accompanying
Notice of Special Meeting of Members and the form of proxy card are available at
www.proxypush.com/JNL

  Please fold here—Do not separate

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN

1.
To approve the Plan of Reorganization adopted by JNL Variable Fund LLC’s Board of Managers, which provides for the reorganization of JNL/Mellon Capital S&P® 24 Fund, a series of JNL Variable Fund LLC, into JNL/Mellon Capital JNL 5 Fund, also a series of JNL Variable Fund LLC.
		[ ]	[ ]	[ ]

2.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.	[ ]	[ ]	[ ]

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PXY-JNLVF-V2

JNL/MELLON CAPITAL S&P® 24 FUND
A SERIES OF JNL VARIABLE FUND LLC

Date: Monday, March 20, 2017 Place: 1 Corporate Way, Lansing, Michigan, 48951 Time: 9:30 a.m. (Eastern time)

VOTE BY

INTERNET
Go To: www.proxypush.com/JNL
●	Cast your vote online.
●	Have your voting instruction card ready.
●	Follow the simple instructions to record your vote.

PHONE
Call 1-866-256-0779
●	Use any touch-tone telephone.
●	Have your voting instruction card ready.
●	Follow the simple recorded instructions.

MAIL
●	Mark, sign and date your voting instruction card.
●	Fold your voting instruction card.
●	Return your voting instruction card in the postage-paid envelope provided.

Scan code for mobile voting

  Please fold here—Do not separate

JNL/MELLON CAPITAL S&P® 24 FUND, A SERIES OF JNL VARIABLE FUND LLC
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS
SPECIAL MEETING OF MEMBERS – MARCH 20, 2017

The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL/Mellon Capital S&P® 24 Fund, a series of JNL Variable Fund LLC, attributable to his or her variable annuity contract or variable life insurance contract (“Variable Contract”) at the Special Meeting of Members to be held at 1 Corporate Way, Lansing, Michigan, 48951, on Monday, March 20, 2017 at 9:30 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instructions. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 16, 2017, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 8016, Cary, NC 27512-9903, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Account I, Jackson National Separate Account III, Jackson National Separate Account IV, and Jackson National Separate Account V and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I and JNLNY Separate Account II.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposal specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the Meeting.

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity,  please give title.

Signature and Title, if applicable

Additional Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE

PXY-JNLVF-V3

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Members of JNL/Mellon Capital S&P® 24 Fund, a series of JNL Variable Fund LLC
To Be Held on March 20, 2017

The Proxy Statement for the Meeting and the accompanying
Notice of Special Meeting of Members and the form of voting instruction card are available at
www.proxypush.com/JNL

  Please fold here—Do not separate

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN

1.
To approve the Plan of Reorganization adopted by JNL Variable Fund LLC’s Board of Managers, which provides for the reorganization of JNL/Mellon Capital S&P® 24 Fund, a series of JNL Variable Fund LLC, into JNL/Mellon Capital JNL 5 Fund, also a series of JNL Variable Fund LLC.
		[ ]	[ ]	[ ]

2.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.	[ ]	[ ]	[ ]

PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE

PXY-JNLVF-V3